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                                                               EXHIBIT 10(C)

                           [OPIC COMPANY LETTERHEAD]

March 24, 1995

Argosy Energy International
333 Clay Street
Suite 4500
Houston, TX 77002

Attention:  Mr. Kirk Bosche', Vice President
            Garnet Resources Corporation

Re:  Amendment No. 2 to Finance Agreement between
     Overseas Private Investment Corporation ("OPIC") and Argosy Energy International ("Argosy")

Gentlemen:

        Reference is made to the Finance Agreement between Argosy and OPIC dated May 2, 1994, as amended by Amendment No. 1 dated July 28, 1994, (as amended, the "Finance Agreement"), setting forth the understanding and agreement between OPIC and Argosy with respect to an OPIC guaranty of a loan or loans to Argosy of up to $9,200,000. All capitalized terms used herein and not otherwise defined have the meanings set forth in the Finance Agreement.

        The Finance Agreement provides, among other things, that the Commitment Period shall terminate, at the latest, on March 31, 1995. In consideration of Argosy's continuing development of its oil operations in Colombia, OPIC agrees to amend the Finance Agreement as follows:

        1. Section 1.1 of the Finance Agreement is amended by deleting the words "March 31, 1995" in the definition of "Commitment Period" and inserting in their place the words "September 30, 1995".

        2. Section 8.6 is amended by deleting the words "four fiscal quarters" and inserting in their place the words "first three fiscal quarters". In all other respects, the terms of the Finance Agreement shall remain in full force and effect.
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Argosy Energy International
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        If you agree to the foregoing amendments, please sign the two original execution copies of this Amendment No. 2 and return to OPIC one copy thereof via facsimile and by mail. Upon OPIC's receipt by facsimile of such executed copy, this Amendment No. 2 will constitute a binding agreement between us amending the Finance Agreement effective as of March 24, 1995.

                                Very truly yours,

                                OVERSEAS PRIVATE INVESTMENT CORPORATION

                                By: /s/ [illegible]
                                ---------------------------------
                                Title: Vice President for Finance

ACCEPTED AND AGREED TO
as of the date of this letter:

ARGOSY ENERGY INTERNATIONAL

By: /s/ [illegible]
--------------------------
Title: Vice President,
Argosy Energy Inc.,
General Partner